EXHIBIT 10.18

                                  THE HARTFORD

                       DEFERRED RESTRICTED STOCK UNIT PLAN











             THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING
                 SECURITIES THAT HAVE BEEN REGISTERED UNDER THE
                             SECURITIES ACT OF 1933









FOR NORTH CAROLINA RESIDENTS:

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSIONER OF INSURANCE FOR THE STATE OF NORTH CAROLINA, NOR HAS THE COMMISSIONER OF INSURANCE RULED UPON THE ACCURACY OR THE ADEQUACY OF THIS DOCUMENT.







JANUARY, 2002

                                TABLE OF CONTENTS


General
Information....................................................................1

The Hartford
Deferred Restricted Stock Unit Plan............................................2

Federal Tax Treatment.........................................................10

Participant Status............................................................10

Resale Restrictions...........................................................12



                               GENERAL INFORMATION

Under The Hartford Deferred Restricted Stock Unit Plan (the "Plan"), certain employees of The Hartford Financial Services Group, Inc. and its subsidiaries (the "Company") may elect to forego receipt of (i) cash compensation, including cash bonuses, and/or (ii) shares of Company common stock ("Common Stock") or other stock-based awards granted pursuant to any Company plan or arrangement, in each case as determined and approved from time to time by the Compensation and Personnel Committee of the Board of Directors of the Company (the "Committee"), in exchange for restricted contractual rights ("Units") to receive Common Stock. As more fully set forth in the Plan, the Committee has the discretion to award, or not to award, Units to employee participants who have previously made a proper election to receive Units. The Committee may award Units pursuant to the restricted stock provisions of the The Hartford Incentive Stock Plan ("Incentive Stock Plan"), under which the Plan is implemented.

AN EMPLOYEE'S ELECTION TO RECEIVE UNITS IS IRREVOCABLE UNLESS OTHERWISE DETERMINED BY THE COMMITTEE IN ITS SOLE DISCRETION. PARTICIPANTS RECEIVING UNITS WILL GENERALLY NOT HAVE THE RIGHT TO RECEIVE COMMON STOCK UNTIL THE END OF A THREE YEAR RESTRICTION PERIOD OR OTHER RESTRICTION PERIOD PERMITTED BY THE COMMITTEE, EXCEPT IN CERTAIN CASES AS SET FORTH IN THE PLAN. THE MARKET PRICE OF THE COMMON STOCK WILL FLUCTUATE AND ON THE DATE THAT A PARTICIPANT RECEIVES COMMON STOCK, THE MARKET PRICE MAY BE MORE OR LESS THAN THE MARKET PRICE ON THE DATE THAT AWARDS OF UNITS WAS MADE.

This prospectus supplements the Incentive Stock Plan prospectus dated October 14, 1998, as may be amended from time to time, which should be read in conjunction with this prospectus. To the extent of any inconsistency between this prospectus and the Incentive Stock Plan prospectus, this prospectus shall control. The text of the Plan is set forth below.

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                THE HARTFORD DEFERRED RESTRICTED STOCK UNIT PLAN
                ------------------------------------------------



                                    ARTICLE I
                              CREATION AND PURPOSE


1.1 CREATION OF THE PLAN. The Hartford Deferred  Restricted Stock Unit Plan (the
    --------------------
"Plan") is created pursuant to the terms of The Hartford Incentive Stock Plan (the "Incentive Stock Plan") relating to restricted stock, which terms are incorporated herein by reference. Capitalized terms used in this Plan and not defined herein shall have the meanings assigned to such terms by the Incentive Stock Plan.

1.2  PURPOSE  OF THE PLAN.  The  purpose of the Plan is to  motivate  and reward
     --------------------
superior performance on the part of employees of the Company and thereby to attract and retain employees of superior ability. In addition, the Plan is intended to further the opportunities for stock ownership by such employees in order to increase their proprietary interest in the Company, and as a result, their interest in the success of the Company. Awards consisting of contractual rights to receive shares of the Company's Stock ("Units") may be made under the Plan, in the discretion of the Committee, to Key Employees of the Company who properly elect to participate in the Plan. Participation in the Plan shall require a Key Employee's irrevocable election to receive Units in exchange for all or a portion of certain Compensation that may become payable to such Key Employee, such Units entitling the Key Employee to receive Company Stock at the end of a three year restriction period or other restriction period permitted by the Committee, to the extent provided herein.


                                   ARTICLE II
                                   DEFINITIONS

2.1 "ACCOUNT"  means an account  maintained  on behalf of a  Participant  on the
     -------
books of the Company in accordance with the terms hereof.

2.2 "AWARD DATE" means the date  designated  by the  Committee  for the award of
     ----------
Units pursuant to the Plan.

2.3 "BOARD OF DIRECTORS" means the Board of Directors of The Hartford  Financial
     ------------------
Services Group, Inc.

2.4  "BENEFICIARY" shall have the meaning assigned by the Incentive Stock Plan.
      -----------

2.5 "CHANGE OF CONTROL" shall have the meaning  assigned by the Incentive  Stock
     -----------------
Plan.

2.6 "COMMITTEE"  means the Compensation and Personnel  Committee of the Board of
     ---------
Directors, or such other Committee as the Board may designate to administer the Plan pursuant to Article VIII.

2.7  "COMPANY"  means  The  Hartford  Financial  Services  Group,  Inc.  and its
      -------
subsidiaries, and their successors and assigns.

2.8 "COMPENSATION"  means compensation  payable to a Key Employee in the form of
     ------------
(i) cash, including cash bonuses, and (ii) Stock and other stock-based awards granted pursuant to any plan or other arrangement of the Company, which compensation the Committee determines from time to time as eligible for the election to receive Units under the Plan.

2.9  "DIVIDEND  AMOUNT"  means the per share cash  dividend  amount  paid on the
      ----------------
Company's Stock on a particular dividend payment date.

2.10 "DIVIDEND CONVERSION PRICE" means the Fair Market Value of one share of the
      -------------------------
Company's Stock on the Dividend Record Date.

2.11  "DIVIDEND  RECORD  DATE" means the date fixed by the Board of Directors as
       ----------------------
the date for determining those holders of Stock who are entitled to receive payment of any dividend declared by the Board of Directors.

2.12  "ELECTIVE  UNITS"  shall have the  meaning  assigned by Article III of the
       ---------------
Plan.

2.13 "FAIR MARKET VALUE" shall have the meaning  assigned by the Incentive Stock
      -----------------
Plan.

2.14  "INCENTIVE  STOCK PLAN" means The Hartford 2000  Incentive  Stock Plan, as
       ---------------------
amended from time to time.

2.15 "KEY EMPLOYEE" shall have the meaning assigned by the Incentive Stock Plan.
      ------------

2.16 "NORMAL  VESTING  DATE" means the third  anniversary  of the Award Date, or
      ---------------------
such other date that the Committee may permit with respect to any particular award of Units.

2.17  "PARTICIPANT"  means a Key Employee who properly  elects to participate in
       -----------
the Plan pursuant to Article V of the Plan.

2.18  "PARTICIPATING  COMPANY" shall have the meaning  assigned by the Incentive
       ----------------------
Stock Plan.

2.19  "PLAN" means this The Hartford 1996 Deferred Restricted Stock Unit Plan.
       ----

2.20 "PREMIUM UNITS" shall have the meaning assigned by Article IV of the Plan.
      -------------

2.21 "PLAN ADMINISTRATOR" shall have the meaning assigned by Article VIII of the
      ------------------
Plan.

2.22  "RETIREMENT" shall have the meaning assigned by the Incentive Stock Plan.
       ----------

2.23  "STOCK" shall have the meaning assigned by the Incentive Stock Plan.
       -----

2.24 "TOTAL  DISABILITY"  shall have the meaning assigned by the Incentive Stock
      -----------------
Plan.

2.25  "UNITS" shall have the meaning assigned by Article I of the Plan.
       -----


                                   ARTICLE III
                                 ELECTIVE UNITS

3.1 AWARD OF  ELECTIVE  UNITS.  On the Award  Date,  the  Committee  may, in its
    -------------------------
discretion, award to each Participant a number of whole and/or fractional contractual rights to receive in accordance with the Plan shares of the Company's Stock (the "Elective Units") equal to (a) the portion of Compensation elected by the Participant in accordance with Article V, divided by (b) the Fair Market Value of the Company's Stock on the Award Date. If all or a portion of the Compensation is in the form of Company Stock, such Stock shall be valued based on the Fair Market Value of the Company's Stock on the Award Date. If the Committee does not make an award to a Participant pursuant to this Section, any election made by the Participant pursuant to Article V shall be null and void.

3.2  CREDITING  OF  ELECTIVE  UNITS TO  ACCOUNT.  The  number  of  whole  and/or
     ------------------------------------------
fractional Elective Units awarded to a Participant pursuant to this Article III shall be credited, as of the Award Date, to the Participant's Account.

3.3 VESTING OF  ELECTIVE  UNITS.  The rights of a  Participant  with  respect to
    ---------------------------
Elective Units awarded hereunder shall be fully vested and nonforfeitable at all times. To the extent provided in Article VII, the Participant shall become entitled to receive certificates for shares of Stock corresponding to such Elective Units credited to the Participant's Account on the applicable date identified in Article VII.

                                   ARTICLE IV
                                  PREMIUM UNITS

4.1 AWARD OF PREMIUM  UNITS.  Except as provided  below,  on the Award Date, the
    -----------------------
Committee shall award to each Participant a number of additional whole and/or fractional contractual rights to receive in accordance with the Plan shares of the Company's Stock (the "Premium Units") equal to 10% of the Elective Units awarded to the Participant pursuant to Article III. Notwithstanding the foregoing, the Committee may decide that no Premium Units shall be awarded with respect to any particular award of Elective Units, in which case all of the provisions of the Plan relating to Premium Units shall be null and void and without effect with respect to such Elective Units.

4.2 CREDITING OF PREMIUM UNITS TO ACCOUNT. The number of whole and/or fractional
    -------------------------------------
Premium Units awarded to a Participant pursuant to this Article IV shall be credited, as of the Award Date, to the Participant's Account.

4.3  VESTING  OF  PREMIUM  UNITS.   Except  as  otherwise   provided  herein,  a
     ---------------------------
Participant's rights with respect to Premium Units shall vest on the Normal Vesting Date. To the extent provided in Article VII, the Participant shall become entitled to receive certificates for shares of Stock corresponding to vested Premium Units credited to the Participant's Account on the applicable date identified in Article VII.

         A.  TERMINATION  OF  EMPLOYMENT.   In  the  event  of  a  Participant's
             ---------------------------
         termination of employment with all Participating Companies prior to the Normal Vesting Date (i) due to death, (ii) due to Total Disability, or
         (iii) solely in the case of a Participant with an original hire date with a Participating Company on or before January 1, 2002, due to Retirement, the Premium Units credited to the Participant's Account as of the date of such termination shall become immediately vested and nonforfeitable. In the event of a Participant's termination of employment with all Participating Companies for any other reason, any Premium Units credited to the Participant's Account that have not become vested on or before the date of such termination shall be forfeited, unless the Committee determines otherwise in its sole discretion in accordance with the Incentive Stock Plan. Premium Units forfeited by a Participant pursuant to this Section shall immediately be deducted from the Participant's Account.


                                    ARTICLE V
                                  PARTICIPATION

5.1  ELECTION TO  PARTICIPATE.  A Key Employee  may  participate  in the Plan by
     ------------------------
filing a properly completed election agreement, or such other authorization as the Plan Administrator may require, with the party and by the date designated by the Plan Administrator. The election of a Key Employee hereunder shall only apply to the Compensation as to which the election is made, and shall be irrevocable, unless otherwise determined by the Committee in its sole discretion. The election of a Key Employee shall be deemed null and void if no award pursuant to Article III hereof is made to the Key Employee with respect to such election.

5.2 ELECTION FORM. The election agreement completed by a Participant pursuant to
    -------------
this Article V shall (a) identify a portion of the Participant's Compensation that may become payable with respect to the Participant's services, (b) contain the Participant's election to receive such portion (which would otherwise become payable in cash, Stock or otherwise) in the form of Elective Units in accordance with the Plan, and (c) contain such other information as the Plan Administrator may require.

5.3 MAXIMUM AND MINIMUM AMOUNTS  REQUIRED FOR  PARTICIPATION.  The Committee may
    --------------------------------------------------------
designate a maximum and a minimum portion of a Key Employee's Compensation, in terms of a percentage or other amount, as to which an election may be made hereunder.


                                   ARTICLE VI
                              DIVIDEND EQUIVALENTS

6.1 DIVIDEND  EQUIVALENTS ON ELECTIVE  UNITS.  As soon as practicable  after any
    ----------------------------------------
dividend is paid on the Company's Stock, a Participant's Account shall be credited with additional Elective Units, such crediting to be effective retroactive to the Dividend Record Date. The amount of such additional Elective Units shall be equal to (a) the product of (I) the Dividend Amount, and (ii) the number of whole and fractional Elective Units credited to the Participant's Account as of the Dividend Record Date, divided by (b) the Dividend Conversion Price.

6.2 DIVIDEND  EQUIVALENTS  ON PREMIUM UNITS.  As soon as  practicable  after any
    ---------------------------------------
dividend  is paid on the  Company's  Stock,  a  Participant's  Account  shall be credited with additional Premium Units such crediting to be effective retroactive to the Dividend Record Date. The amount of such additional Premium Units shall be equal to (a) the product of (I) the Dividend Amount, and (ii) the number of whole and fractional Premium Units credited to the Participant's Account as of the Dividend Record Date, divided by (b) the Dividend Conversion Price.

6.3  TREATMENT  OF UNITS  CREDITED  IN  RESPECT  OF  DIVIDEND  EQUIVALENTS.  Any
     ---------------------------------------------------------------------
additional  Units  credited  to the  Account of a  Participant  pursuant to this
Article VI shall, as of the date so credited, be treated for all purposes of this Plan (including, without limitation, the provisions hereof pertaining to the crediting of future dividend equivalents and the vesting of Premium Units) as though part of the Elective Units and Premium Units in relation to which such additional Units were credited, respectively.

6.4  NON-CASH  DIVIDENDS.  In the  event  that a stock  dividend  is paid on the
     -------------------
Company's Stock, the appropriate Dividend Amount for purposes of this Article VI shall be determined in accordance with Section 9.3 hereof.


                                   ARTICLE VII
                      RECEIPT OF SHARES IN RESPECT OF UNITS

7.1 GENERAL RULE.  Except as otherwise  provided herein,  as soon as practicable
    ------------
after the earlier to occur of (a) the Normal Vesting Date, or (b) the date a Participant's employment with all Participating Companies terminates, the Company shall issue to such Participant certificates for shares of Stock corresponding to the number of whole Elective Units and whole vested Premium Units credited to the Participant's Account as of the earlier of such dates.

7.2 FRACTIONAL UNITS.  Notwithstanding  anything herein to the contrary,  if any
    ----------------
vested fractional Units are credited to a Participant's Account (after adding together all fractional Elective and vested Premium Units then credited to the Participant's Account) on the earlier of the dates identified in Section 7.1, such fractional Units shall be paid to the Participant in cash, based on the Fair Market Value of the Company's Stock on such date.

7.3  VOLUNTARY  DEFERRAL.  Upon such terms and  conditions  as the Committee may
     -------------------
determine, a Participant may be permitted to elect, by written notice to the Plan Administrator filed by the date and on such form or other authorization as the Plan Administrator may require, to defer the issuance hereunder of certificates for shares of Stock pursuant to the Plan, or such other arrangement maintained by the Company, if any, in which the Participant is eligible to participate as of such date. Such election shall have the effect of deferring such issuance until the date permitted by the Plan Administrator, and/or such other effect as permitted by the Committee.

7.4 CHANGE OF CONTROL. Notwithstanding anything herein to the contrary, upon the
    -----------------
occurrence of a Change of Control, any Premium Units then credited to each Participant's Account shall immediately become fully vested, and each Participant shall be paid immediately following such Change of Control, a lump sum cash amount equal to the number of whole and fractional Elective Units credited to the Participant's Account plus the Participant's vested whole and fractional Premium Units, multiplied by the "Formula Price", as such term is defined in the Incentive Stock Plan.

                                  ARTICLE VIII
                                 ADMINISTRATION

8.1 ADMINISTRATION BY COMMITTEE.  Except as otherwise delegated by the Committee
    ---------------------------
pursuant to this Plan or the Incentive Stock Plan, (a) this Plan shall be administered by the Committee, (b) the Committee shall have full authority to administer and interpret this Plan in any manner it deems appropriate in its sole discretion, and (c) the determinations of the Committee shall be binding on and conclusive as to all parties.

8.2 DELEGATION OF CERTAIN AUTHORITY TO PLAN  ADMINISTRATOR.  Except as otherwise
    ------------------------------------------------------
provided by the Committee in accordance with this Plan or the Incentive Stock Plan, the Plan Administrator shall be the Company's Senior Vice President, Human Resources. Except as otherwise provided in this Plan or the Incentive Stock Plan, required by applicable law, or determined by the Committee, (a) the Plan Administrator shall be responsible for the performance of such administrative duties under this Plan that are not otherwise reserved to the Committee by this Plan or the Incentive Stock Plan, (b) the Plan Administrator shall have full authority to administer and interpret this Plan in any manner it deems appropriate in its sole discretion, and (c) the determinations of the Plan Administrator shall be binding and conclusive as to all parties.

8.3  APPLICABILITY  OF INCENTIVE STOCK PLAN. In the event of a conflict  between
     --------------------------------------
the terms of this Plan and the terms of the Incentive Stock Plan, the terms of the Incentive Stock Plan shall control.


                                   ARTICLE IX
                                  MISCELLANEOUS

9.1 TAX  WITHHOLDING.  The Committee or the Group Senior Vice  President,  Human
    ----------------
Resources (or other person holding a similar position) shall have the right to make such provisions as deemed appropriate in its sole discretion to satisfy any obligation of a Participating Company to withhold federal, state or local income or other taxes incurred by reason of the operation of the Plan or an Award under the Plan, including but not limited to at any time (i) requiring a Key Employee to submit payment to a Participating Company for such taxes before making settlement of any Award of Units or Stock or other amount due under the Plan,
(ii) withholding such taxes from wages or other amounts due to the Key Employee before making settlement of any Award of Units or Stock or other amount due under the Plan, (iii) making settlement of any Award of Units or Stock or other amount due under the Plan part in Units or Stock and part in cash to facilitate satisfaction of such withholding obligations, or (iv) receiving Units or Stock already owned by the Key Employee or withholding Units or Stock otherwise due to the Key Employee in an amount determined necessary to satisfy such withholding obligations.

9.2 NO EMPLOYMENT RIGHTS. The Plan shall not, directly or indirectly,  create in
    --------------------
any Participant any right with respect to continuation of employment with any of the Participating Companies or to the receipt of any bonus. The Plan shall not interfere in any way with the rights of the applicable Participating Company to terminate, or otherwise modify, the employment of any Participant or its bonus policies at any time.

9.3 CAPITAL  ADJUSTMENTS FOR CORPORATE  TRANSACTIONS.  Upon the occurrence of an
    ------------------------------------------------
event described in Section 13 of the Incentive Stock Plan, the Committee may adjust the number of Units credited to the Account of a Participant in accordance with the terms of that Section.

9.4 DELIVERY OF SHARES OF STOCK IN THE EVENT OF DEATH. In the event of the death
    -------------------------------------------------
of a Participant, certificates for shares of Stock and/or cash corresponding to the Elective Units and vested Premium Units then credited to the Account of the Participant shall be transferred (in the same form as would have been transferred to the Participant pursuant to Article VII) as soon as practicable thereafter to such Beneficiary or Beneficiaries as properly designated by the Participant in accordance with Section 10 of the Incentive Stock Plan. If no such designation is in effect at the time of the Participant's death, or if no designated Beneficiary survives the Participant or if any Beneficiary designation conflicts with applicable law, such certificates and/or cash shall be transferred to the Participant's estate as provided in Section 10 of the Incentive Stock Plan.

9.5 RIGHTS NOT  TRANSFERABLE.  The rights of a Participant  under the Plan shall
    ------------------------
not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, other than (a) by will, (b) by the laws of descent or distribution, or (c) pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended, provided that the rights of any transferee of a Participant shall not be greater than the rights of the Participant hereunder. The foregoing restriction shall be in addition to any restrictions imposed by applicable law on a Participant's ability to dispose of Units awarded under the Plan.

9.6  EFFECT  OF PLAN.  The  provisions  of the Plan  shall be  binding  upon all
     ---------------
successors and assigns of a Participant, including without limitation the Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of the Participant.

9.7 USE OF FUNDS  AND  ASSETS.  All  funds and  assets  received  or held by the
    -------------------------
Company pursuant to or in connection with the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such amounts from its general assets. The Company may establish a trust or other entity to aid in meeting its obligations under the Plan.

9.8 SOURCE OF SHARES FOR THE PLAN. Except as otherwise provided in the Incentive
    -----------------------------
Stock Plan, shares of Company Stock to be issued hereunder may be made available from authorized but unissued stock, shares held by the Company in treasury or shares purchased on the open market.

9.9  AMENDMENT AND  TERMINATION  OF THE PLAN.  Subject to the  provisions of the
     ---------------------------------------
Incentive Stock Plan, the Board of Directors may amend or terminate this Plan at any time; provided that, in the event of a Change of Control, no amendment or termination thereafter shall impair or reduce the rights of any person with respect to any award made under the Plan. Amendments to the Plan may be made by the Plan Administrator to the extent (a) required by applicable law, or (b) required to maintain a favorable tax status for the Plan.

9.10  GOVERNING  LAW.  The laws of the State of  Connecticut  shall  govern  all
      --------------
matters relating to the Plan, except to the extent such laws are superseded by the laws of the United States.

9.11  SEVERABILITY  OF  PROVISIONS.  If any  provision of the Plan shall be held
      ----------------------------
invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such invalid or unenforceable provisions had not been included herein.

                              FEDERAL TAX TREATMENT

The following is a brief summary of the U. S. Federal income tax consequences of the award of Units and the subsequent receipt of Common Stock under the Plan based upon the Federal tax laws and rules in effect on the date hereof. This summary is not exhaustive and does not describe state, local or foreign tax consequences. Each Plan participant should consult his or her tax advisor for precise advice on his or her particular circumstances.

A participant will not recognize income on that portion of compensation that is exchanged for Units, and the Company, therefore, will not be entitled to a deduction. However, after the restriction period on the Units ends and Common Stock is issued to a participant (unless a participant further defers receipt of Common Stock, if eligible to do so), the participant will be subject to tax at ordinary income rates on the fair market value of the Common Stock on the date that the stock is distributed and the capital gain or loss holding period for such stock will also commence on that date. The Company will be entitled to a deduction in the amount that is taxable as ordinary income to the participant.


                               PARTICIPANT STATUS

CREDITOR OF THE COMPANY
-----------------------

Upon the award of Units, the Company will place into a trust (the "Trust") the shares of Common Stock that may be issued to a participant after the restriction period on Units ends. However, participants will not be named beneficiaries under the Trust and will not have any specific rights under the Trust. Until shares of Common Stock are issued to a participant, he or she will be a general creditor of the Company as to his or her contractual right to receive Common Stock, as represented by Units.

STOCKHOLDER STATUS
------------------

The trustee ("Trustee") of the Trust will be the legal owner and holder of record of the shares of Common Stock underlying Units. Therefore, except as described below or as otherwise provided under the Plan, participants will neither be stockholders of the Company nor have any stockholder rights by virtue of being awarded Units. After the Unit restriction period ends, and unless a participant further defers receipt of Common Stock (if eligible to do so), a participant will receive shares of Common Stock represented by Units and will thereby become a stockholder of the Company and have all stockholder rights.


VOTING RIGHTS
-------------

Notwithstanding the above, each participant may direct the Trustee as to the manner in which Common Stock underlying Units credited to his or her Plan account shall be voted on all matters as to which the holders of Common Stock are entitled to vote. Each participant will be furnished with a proxy statement or other solicitation document prior to any stockholder meeting of the Company, along with a form (which may be a Company proxy card) to allow the participant to instruct the Trustee on voting the Common Stock underlying Units credited to a participant's Plan account as of the meeting record date.

The Trustee will vote the shares of Common Stock as instructed by participants. In lieu of voting fractional shares, the Trustee may vote the combined fractional shares to the extent possible to reflect participants' instructions. The Trustee will vote shares of Common Stock as to which no valid instructions were given in the same manner and proportion as the shares as to which the Trustee has received valid instructions


DIVIDENDS
---------

The Company may, from time to time, declare and pay a cash dividend ("Dividend") to the holders of shares of Common Stock. As more fully set forth in the Plan, Dividends payable upon shares underlying Units will not be credited to participants' Plan accounts in the form of cash, but instead will be credited as reinvested in additional full and/or fractional Units ("Reinvested Units"). The effect on Units of any stock dividend or stock split distributed by the Company on shares of Common Stock, or other corporate actions affecting the Common Stock, will be determined by the Committee. To the extent that any such corporate action results in additional Units being credited to a participant's account, subsequent Dividends relating to these Units will also be in Reinvested Units.

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                               RESALE RESTRICTIONS

As set forth in the Plan, participants have no right to receive shares of Common Stock until the restriction period on Units ends. The Plan contains no restrictions on the resale of Common Stock issued to participants after such restriction period ends. However, affiliates of the Company, which may include directors and certain officers of the Company, may not reoffer or resell shares of Common Stock in a transaction which is not registered under the Securities Act except pursuant to Rule 144 under such Act or another exemption thereunder. Rule 144 requires, among other things, that (1) any sales of Common Stock by an affiliate must be through a broker, and (2) SEC Form 144 must be mailed to the SEC prior to or concurrently with the placing of a sell order with the broker if the amount sold during any three month period exceeds 500 shares or has an aggregate sale price of more than $10,000.